Exhibit 10.34

FIRST AMENDMENT

TO THE

MARSH & MCLENNAN COMPANIES

BENEFIT EQUALIZATION PLAN

AND

MARSH & MCLENNAN COMPANIES

SUPPLEMENTAL RETIREMENT PLAN

WHEREAS, Marsh & McLennan Companies, Inc. (the “Company”) amended and restated the Marsh & McLennan Companies Benefit Equalization Plan (“BEP”) and the Marsh & McLennan Companies Supplemental Retirement Plan (“SRP”), effective January 1, 2009 (collectively, the “Plans”);

WHEREAS, pursuant to the Employee Benefit Plan Guidelines adopted by the Board of Directors on September 18, 2003 (the “Guidelines”) and PART III, Section 2.1 of the Plans, the Company acting through its Chief Executive Officer (“CEO”) or any officer appointed directly or indirectly by the CEO, has the authority to adopt or amend the Plans if the amendment (a) is required pursuant to law or other requirement having the effect of law or (b) would reasonably be expected to have no more than a de minimis effect on the Company;

WHEREAS, several states, cities and municipalities have amended applicable domestic relations laws, enacted local ordinances or taken administrative actions granting legal rights to individuals of the same sex who are registered as being in a domestic partnership or similar relationship;

WHEREAS, Company has determined that to best comply with such domestic relations laws, ordinances and administrative actions and the desire to accommodate the needs of all of its employees participating in the Plans, the Plans should be amended to provide surviving domestic partners and same sex spouses of participants of the Plans who die on or after January 1, 2009, with a separate pre-retirement death benefit that is comparable to that provided under the Plans to the surviving opposite sex spouses of deceased participants;

WHEREAS, the Company has (i) determined that death benefits shall be added to the Plans for the benefit of participants’ domestic partners and spouses of the same sex based on participants’ accrued benefits under BEP and SRP, including those that were earned before 2005, if any, and shall be subject to, and comply with, the rules and requirements of Section 409A of the Internal Revenue Code and Treasury Regulation issued thereunder and (ii) decided to make certain other changes to the Plans;

WHEREAS, it has been determined that the proposed changes to the Plans would be reasonably expected to have no more than a de minimis effect on the Company; and

WHEREAS, Leon J. Lichter, Vice President, Corporate Human Resources Marsh & McLennan Companies, Inc. currently is serving as the Company Representative;

NOW, THEREFORE, the Plans are hereby amended, effective as of January 1, 2009, and for items 1 through 14 below with respect to the death of any Participant that occurs on or after January 1, 2009, as follows:

1. Sections 2.9 through 2.32 are hereby re-numbered as Sections 2.10 through 2.33, respectively, and new Section 2.9 is added after Section 2.8 to read, in its entirety, as follows:

“2.9. Domestic Partner - means, at the date of death of a Participant, a partner of the same or opposite sex with whom an individual is registered as a ‘domestic partner’ or such other term of similar meaning in accordance with the requirements of a state, city, or municipality that recognizes domestic partnerships or similar relationships. A Participant and his or her same sex or opposite sex domestic partner who are not registered as domestic partners as provided in the previous sentence or have been registered for less than the twelve (12) consecutive month period ending on the Participant’s date of death will qualify as Domestic Partners for purposes of the survivor’s benefit under Section 4.7A of the Plan and Section 4.7A of the Supplemental Plan if: (1) both domestic partners are at least age eighteen (18); (2) neither partner is currently married to another individual nor has been the spouse or domestic partner of any other person for at least the previous twelve (12) months; (3) the partners are not related by blood to a degree of closeness that would prohibit marriage under applicable law of the state of the Participant’s domicile; (4) the partners are in an exclusive, committed relationship that has existed for at least twelve (12) months and is intended to be permanent; (5) the partners have mutually agreed to be responsible for each other’s common welfare; and (6) the partners have resided together for at least the previous twelve (12) months and intend to do so permanently.”

2. Section 2.25 of BEP, as re-numbered herein, is amended and restated to read as follows:

“Section 2.25. Qualified Spouse - means the individual of the opposite sex to whom a Participant is legally married on such Participant’s Annuity Starting Date, and for purposes of the survivor’s benefit under Section 4.7 of the Plan and Section 4.7 of the Supplemental Plan, the individual of the opposite sex to whom the Participant is married for at least the twelve (12) consecutive month period ending on his or her date of death.

3. Section 4.5(a) of BEP is amended and restated to read as follows:

“(a) Form of Payment. The form of payment of a Participant’s Post-2004 Benefit shall be a Qualified Joint and Survivor Annuity if he or she is married on his or her Annuity Starting Date to a Qualified Spouse, or a Single Life Annuity if he or she is not married on his or her Annuity Starting Date to a Qualified Spouse. Until his or her Annuity Starting Date, and pursuant to procedures established by the Plan Administrator from time to time, a Participant may designate a Contingent Annuitant, including, but not limited to, his or her Domestic Partner, and elect to have his or her Post-2004 Benefit paid in any of the forms provided in Article VII of the Retirement Plan that is the Actuarial Equivalent of his or her Qualified Joint and Survivor Annuity or Single Life Annuity benefit under this Plan. If a Participant fails to confirm his or her marital or domestic partnership status or the age of his or her Qualified Spouse or Contingent Annuitant with the Plan Administrator before his or her Annuity Starting Date and the records of the Plan Administrator indicate that the Participant has a Qualified Spouse or Domestic Partner, the Participant’s Post-2004 Benefit shall be paid in the form of a Contingent Annuity Option with a 50% survivor’s annuity payable to the Contingent Annuitant and the Contingent Annuitant shall be deemed to be twenty (20) years younger than the Participant. In the event that the Participant, Qualified Spouse or Domestic Partner provides evidence, as of the Participant’s Annuity Starting Date, to the Plan Administrator of the Participant’s marital or domestic partnership status or age of the Contingent Annuitant, the Plan Administrator may, in its discretion, actuarially adjust payments to be made to the Participant and/or Contingent Annuitant or require that such other method of correction be followed, provided, however, that such method shall not be inconsistent with Section 409A of the Code and Treasury Regulations issued thereunder.”

4. Section 4.5(d) of BEP is amended and restated to read as follows:

“(d) Special Death Benefit. In the event a Participant dies before he or she has received the ‘first payment’ of his or her Post-2004 Benefit in the form determined under paragraph (a) of this Section 4.5 and in accordance with the time of payment rules under paragraph (b) or paragraph (c) of this Section 4.5, whichever is applicable, the monthly payments otherwise due but unpaid by the Participant’s date of death shall be paid in a single lump sum to the Participant’s Beneficiary, and if none has been designated, the Participant’s surviving Qualified Spouse or Domestic Partner, as the case may be, or, if there is none, the Participant’s estate, as soon as administratively practicable after such death, provided that payment shall be made no later than ninety (90) days following the Participant’s date of death. The Beneficiary, Qualified Spouse, Domestic Partner or representative of the estate shall not be permitted to designate, directly or indirectly, the taxable year of payment.”

5. Section 4.6(b) of BEP is amended and restated to read as follows:

“(b) Post-2004 Benefit. If the aggregate lump sum value of the Participant’s Equalization Benefit, Supplemental Benefit, benefit payable under the J&H Excess Plan and/or Sedgwick Excess Plan and benefits payable under any other non-qualified deferred compensation required to be aggregated with the Plan under Section 409A of the Code does not exceed the applicable dollar limit under Section 402(g)(1)(B) of the Code in effect for the calendar year, then the Actuarial Equivalent lump sum amount of his or her Post-2004 Benefit shall be paid to the Participant, without his or her consent, in the fourth (4th) month (or seventh (7th) month in the case of a Specified Employee) following the calendar month in which such Participant Separates from Service for any reason other than death. If the Participant dies after Separation from Service but before receipt of his or her lump sum payment, such amount shall be paid to the Participant’s Beneficiary, and if none has been designated, the Participant’s surviving Qualified Spouse or Domestic Partner, as the case may be, or, if there is none, the Participant’s estate, as soon as administratively practicable after such death, provided that payment shall be made no later than ninety (90) days following the Participant’s date of death. The Beneficiary, Qualified Spouse, Domestic Partner or representative of the estate shall not be permitted to designate, directly or indirectly, the taxable year of payment.”

6. Subparagraph (ii) of Section 4.7(a) of BEP is amended and restated to read as follows:

“(ii) Post-2004 Benefit.

(A) If, at the time of his or her death, the Participant had not attained age fifty (50), his or her Qualified Spouse’s monthly benefit shall be based on the Participant’s Post-2004 Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan as of his or her date of death and as if the Participant had elected on the day immediately prior to his or her Early Retirement Date, had he or she lived, to be paid his or her Post-2004 Benefit in the form of a Qualified Joint and Survivor Annuity. Payment of such survivor’s portion to the Qualified Spouse shall commence on the Participant’s Early Retirement Date, with such date determined as if he or she lived until age fifty-five (55).

(B) If, at the time of his or her death, the Participant was age fifty (50) or older, his or her Qualified Spouse’s monthly benefit shall be equal to fifty percent (50%) of the Participant’s Post-2004 Benefit determined as of the date of his or death with no actuarial reductions for the form of payment or payment commencing prior to the Participant’s Normal Retirement Date. Payment to the Qualified Spouse shall commence as soon as administratively practicable after the Participant’s death, provided that the commencement of payments shall occur no later than ninety (90) days following the death of the Participant. The Qualified Spouse shall not be permitted to designate, directly or indirectly, the taxable year of payment.”

7. Subparagraph (ii) of Section 4.7(b) of BEP is amended and restated to read as follows:

“(ii) Post-2004 Benefit.

(A) If, at the time of his or her death, the Participant had not attained age fifty-five (55), his or her Qualified Spouse’s monthly benefit shall be based on the Participant’s Post-2004 Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan on his or her date of death and as if the Participant had elected on the day immediately prior to his or her Normal Retirement Date, had he or she lived, to be paid his or her Post-2004 Benefit in the form of a Qualified Joint and Survivor Annuity. Payment of the survivor’s portion to the Qualified Spouse shall commence on the Participant’s Early Retirement Date, with such date determined as if he or she had lived until age fifty-five (55).

(B) If, at the time of his or her death, the Participant had attained age fifty-five (55) or greater, his or her Qualified Spouse’s monthly benefit shall be based on the Participant’s Post-2004 Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan on his or her date of death and as if the Participant had elected on the day immediately prior to his or her Normal Retirement Date, had he or she lived, to be paid his or her Post-2004 Benefit in the form of a Qualified Joint and Survivor Annuity. Payment of the survivor’s portion to the Qualified Spouse shall commence as soon as administratively practicable after the Participant’s death, provided that the commencement of payments shall occur no later than ninety (90) days following the death of the Participant. The Qualified Spouse shall not be permitted to designate, directly or indirectly, the taxable year of payment.”

8. New Section 4.7A is hereby added to BEP after Section 4.7 to read as follows:

“Section 4.7A Pre-Retirement Domestic Partner Death Benefits.

(a) Death during Active Employment. If a Participant dies while actively employed, the Participant’s surviving Domestic Partner shall be entitled to receive a death benefit in the form of a survivor’s annuity. The amount and timing of such benefit payments under the survivor’s annuity shall be determined as follows:

(i) If, at the time of his or death, the Participant had not attained age fifty (50), his or her Domestic Partner’s monthly benefit shall be based on the Participant’s Equalization Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan as of his or date of death and as if the Participant had elected on the day immediately prior to his or her Early Retirement Date, had he or she lived, to be paid his or her Equalization Benefit in the form of a Contingent Annuity Option with a 50% survivor’s annuity payable to the Contingent Annuitant. Payment of the survivor’s annuity to the Domestic Partner shall commence on the Participant’s Early Retirement Date, with such date determined as if he or she lived until age fifty-five (55).

(ii) If, at the time of his or her death, the Participant was age fifty (50) or older, his or her Domestic Partner’s monthly benefit shall be equal to fifty percent (50%) of the Participant’s Equalization Benefit determined as of the date of his or death with no actuarial reductions for the form of payment or payment commencing prior to the Participant’s Normal Retirement Date. Payment of the survivor’s annuity to the Domestic Partner shall commence as soon as administratively practicable after the Participant’s death, provided that the commencement of payments shall occur no later than ninety (90) days following the Participant’s date of death. The Participant’s Domestic Partner shall not be permitted to designate, directly or indirectly, the taxable year of payment.

(b) Death after Termination of Employment. If a Participant dies after he or she terminates employment with the Company but before benefit payments under the Plan have commenced, and no other death benefits are payable under either Section 4.5 or Section 4.6 of the Plan, the Participant’s surviving Domestic Partner shall be entitled to receive a death benefit in the form of a survivor’s annuity. The amount and timing of such benefit payments under the survivor’s annuity shall be determined as follows:

(i) If, at the time of his or death, the Participant had not attained age fifty-five (55), his or her Domestic Partner’s monthly benefit shall be based on the Participant’s Equalization Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan as of his or date of death and as if the Participant had elected on the day immediately prior to his or her Normal Retirement Date, had he or she lived, to be paid his or her Equalization Benefit in the form of a Contingent Annuity Option with a 50% survivor’s annuity payable to the Contingent Annuitant. Payment of the survivor’s annuity to the Domestic Partner shall commence on the Participant’s Early Retirement Date, with such date determined as if he or she lived until age fifty-five (55).

(ii) If, at the time of his or her death, the Participant had attained age fifty-five (55) or greater, his or her Domestic Partner’s monthly benefit shall be based on the Participant’s Equalization Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan on his or her date of death and as if the Participant had elected on the day immediately prior to his or her Normal Retirement Date, had he or she lived, to be paid his or her Equalization Benefit in the form of a Contingent Annuity Option with a 50% survivor’s annuity payable to the Contingent Annuitant. Payment of the survivor’s annuity to the Domestic Partner shall commence as soon as administratively practicable after the Participant’s death, provided that the commencement of payments shall occur no later than ninety (90) days following the Participant’s date of death. The Participant’s Domestic Partner shall not be permitted to designate, directly or indirectly, the taxable year of payment.

9. Section 4.5(a) of SRP is amended and restated to read as follows:

“(a) Form of Payment. The form of payment of a Participant’s Post-2004 Benefit shall be a Qualified Joint and Survivor Annuity if he or she is married on his or her Annuity Starting Date to a Qualified Spouse, or a Single Life Annuity if he or she is not married on his or her Annuity Starting Date to a Qualified Spouse. Until his or her Annuity Starting Date, and pursuant to procedures established by the Plan Administrator from time to time, a Participant may designate a Contingent Annuitant, including, but not limited to, his or her Domestic Partner, and elect to have his or her Post-2004 Benefit paid in any of the forms provided in Article VII of the Retirement Plan that is the Actuarial Equivalent of his or her Qualified Joint and Survivor Annuity or Single Life Annuity benefit under this Plan. If a Participant fails to confirm his or her marital or domestic partnership status or the age of his or her Qualified Spouse or Contingent Annuitant with the Plan Administrator before his or her Annuity Starting Date and the records of the Plan Administrator indicate that the Participant has a Qualified Spouse or Domestic Partner, the Participant’s Post-2004 Benefit shall be paid in the form of a Contingent Annuity Option with a 50% survivor’s annuity payable to the Contingent Annuitant and the Contingent Annuitant shall be deemed to be twenty (20) years younger than the Participant. In the event that the Participant, Qualified Spouse or Domestic Partner provides evidence, as of the Participant’s Annuity Starting Date, to the Plan Administrator of the Participant’s marital status or age of the Contingent Annuitant, the Plan Administrator may, in its discretion, actuarially adjust payments to be made to the Participant and/or Contingent Annuitant or require that such other method of correction be followed, provided, however, that such method shall not be inconsistent with Section 409A of the Code and Treasury Regulations issued thereunder.”

10. Section 4.5(d) of SRP is amended and restated to read as follows:

“(d) Special Death Benefit. In the event a Participant dies before he or she has received the ‘first payment’ of his or her Post-2004 Benefit in the form determined under paragraph (a) of this Section 4.5 and in accordance with the time of payment rules under paragraph (b) or paragraph (c) of this Section 4.5, whichever is applicable, the monthly payments otherwise due but unpaid by the Participant’s date of death shall be paid in a single lump sum to the Participant’s Beneficiary, and if none has been designated, the Participant’s surviving Qualified Spouse or Domestic Partner, as the case may be, or, if there is none, the Participant’s estate, as soon as administratively practicable after such death, provided that payment shall be made no later than ninety (90) days following the Participant’s date of death. The Beneficiary, Qualified Spouse, Domestic Partner or representative of the estate shall not be permitted to designate, directly or indirectly, the taxable year of payment.”

11. Section 4.6(b) of SRP is amended and restated to read as follows:

“(b) Post-2004 Benefit. If the aggregate lump sum value of the Participant’s Equalization Benefit, Supplemental Benefit, benefit payable under the J&H Excess Plan and/or Sedgwick Excess Plan and benefits payable under any other non-qualified deferred compensation required to be aggregated with the Plan under Section 409A of the Code does not exceed the applicable dollar limit under Section 402(g)(1)(B) of the Code in effect for the calendar year, then the Actuarial Equivalent lump sum amount of his or her Post-2004 Benefit shall be paid to the Participant, without his or her consent, in the fourth (4th) month (or seventh (7th) month in the case of a Specified Employee) following the calendar month in which such Participant Separates from Service for any reason other than death. If the Participant dies after Separation from Service but before receipt of his or her lump sum payment, such amount shall be paid to the Participant’s Beneficiary, and if none has been designated, the Participant’s surviving Qualified Spouse or Domestic Partner, as the case may be, or, if there is none, the Participant’s estate, as soon as administratively practicable after such death, provided that payment shall be made no later than ninety (90) days following the Participant’s date of death. The Beneficiary, Qualified Spouse, Domestic Partner or representative of the estate shall not be permitted to designate, directly or indirectly, the taxable year of payment.”

12. Subparagraph (ii) of Section 4.7(a) of SRP is amended and restated to read as follows:

“(ii) Post-2004 Benefit.

(A) If, at the time of his or her death, the Participant had not attained age fifty (50), his or her Qualified Spouse’s monthly benefit shall be based on the Participant’s Post-2004 Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan as of his or her date of death and as if the Participant had elected on the day immediately prior to his or her Early Retirement Date, had he or she lived, to be paid his or her Post-2004 Benefit in the form of a Qualified Joint and Survivor Annuity. Payment of such survivor’s portion to the Qualified Spouse shall commence on the Participant’s Early Retirement Date, with such date determined as if he or she lived until age fifty-five (55).

(B) If, at the time of his or her death, the Participant was age fifty (50) or older, his or her Qualified Spouse’s monthly benefit shall be equal to fifty percent (50%) of the Participant’s Post-2004 Benefit determined as of the date of his or death with no actuarial reductions for the form of payment or payment commencing prior to the Participant’s

Normal Retirement Date. Payment to the Qualified Spouse shall commence as soon as administratively practicable after the Participant’s death, provided that the commencement of payments shall occur no later than ninety (90) days following the death of the Participant. The Qualified Spouse shall not be permitted to designate, directly or indirectly, the taxable year of payment.”

13. Subparagraph (ii) of Section 4.7(b) of SRP is amended and restated to read as follows:

“(ii) Post-2004 Benefit.

(A) If, at the time of his or her death, the Participant had not attained age fifty-five (55), his or her Qualified Spouse’s monthly benefit shall be based on the Participant’s Post-2004 Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan on his or her date of death and as if the Participant had elected on the day immediately prior to his or her Normal Retirement Date, had he or she lived, to be paid his or her Post-2004 Benefit in the form of a Qualified Joint and Survivor Annuity. Payment of the survivor’s portion to the Qualified Spouse shall commence on the Participant’s Early Retirement Date, with such date determined as if he or she had lived until age fifty-five (55).

(B) If, at the time of his or her death, the Participant had attained age fifty-five (55) or greater, his or her Qualified Spouse’s monthly benefit shall be based on the Participant’s Post-2004 Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan on his or her date of death and as if the Participant had elected on the day immediately prior to his or her Normal Retirement Date, had he or she lived, to be paid his or her Post-2004 Benefit in the form of a Qualified Joint and Survivor Annuity. Payment of the survivor’s portion to the Qualified Spouse shall commence as soon as administratively practicable after the Participant’s death, provided that the commencement of payments shall occur no later than ninety (90) days following the death of the Participant. The Qualified Spouse shall not be permitted to designate, directly or indirectly, the taxable year of payment.”

14. New Section 4.7A is hereby added to SRP after Section 4.7 to read as follows:

“Section 4.7A Pre-Retirement Domestic Partner Death Benefits

(a) Death during Active Employment. If a Participant dies while actively employed, the Participant’s surviving Domestic Partner shall be entitled to receive a death benefit in the form of a survivor’s annuity. The amount and timing of such benefit payments under the survivor’s annuity shall be determined as follows:

(i) If, at the time of his or death, the Participant had not attained age fifty (50), his or her Domestic Partner’s monthly benefit shall be based on the Participant’s Supplemental Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan as of his or date of death and as if the Participant had elected on the day immediately prior to his or her Early Retirement Date, had he or she lived, to be paid his or her Supplemental Benefit in the form of a Contingent Annuity Option with a 50% survivor’s annuity payable to the Contingent Annuitant. Payment of the survivor’s annuity to the Domestic Partner shall commence on the Participant’s Early Retirement Date, with such date determined as if he or she lived until age fifty-five (55).

(ii) If, at the time of his or her death, the Participant was age fifty (50) or older, his or her Domestic Partner’s monthly benefit shall be equal to fifty percent (50%) of the Participant’s Supplemental Benefit determined as of the date of his or death with no actuarial reductions for the form of payment or payment commencing prior to the Participant’s Normal Retirement Date. Payment of the survivor’s annuity to the Domestic Partner shall commence as soon as administratively practicable after the Participant’s death, provided that the commencement of payments shall occur no later than ninety (90) days following the Participant’s date of death. The Participant’s Domestic Partner shall not be permitted to designate, directly or indirectly, the taxable year of payment.

(b) Death after Termination of Employment. If a Participant dies after he or she terminates employment with the Company but before benefit payments under the Plan have commenced, and no other death benefits are payable under either Section 4.5 or Section 4.6 of the Plan, the Participant’s surviving Domestic Partner shall be entitled to receive a death benefit in the form of a survivor’s annuity. The amount and timing of such benefit payments under the survivor’s annuity shall be determined as follows:

(i) If, at the time of his or death, the Participant had not attained age fifty-five (55), his or her Domestic Partner’s monthly benefit shall be based on the Participant’s Supplemental Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan as of his or date of death and as if the Participant had elected on the day immediately prior to his or her Normal Retirement Date, had he or she lived, to be paid his or her Supplemental Benefit in the form of a Contingent Annuity Option with a 50% survivor’s annuity payable to the Contingent Annuitant. Payment of the survivor’s annuity to the Domestic Partner shall commence on the Participant’s Early Retirement Date, with such date determined as if he or she lived until age fifty-five (55).

(ii) If, at the time of his or her death, the Participant had attained age fifty-five (55) or greater, his or her Domestic Partner’s monthly benefit shall be based on the Participant’s Supplemental Benefit determined and actuarially reduced based on the applicable reduction factors provided under the Retirement Plan on his or her date of death and as if the Participant had elected on the day immediately prior to his or her Normal Retirement Date, had he or she lived, to be paid his or her Supplemental Benefit in the form of a Contingent Annuity Option with a 50% survivor’s annuity payable to the Contingent Annuitant. Payment of the survivor’s annuity to the Domestic Partner shall commence as soon as administratively practicable after the Participant’s death, provided that the commencement of payments shall occur no later than ninety (90) days following the Participant’s date of death. The Participant’s Domestic Partner shall not be permitted to designate, directly or indirectly, the taxable year of payment.

15. Section 3.8 of Part III is hereby re-numbered as Section 3.9 and a new Section 3.8 is hereby added after Section 3.7 of Part III to read as follows:

“Section 3.8. Section 409A Compliance. Notwithstanding any other provision in the Plans, the terms of each Plan shall in all instances be interpreted in a manner so as to comply with the requirements of Section 409A of the Code and Treasury Regulations issued thereunder.”

16. Effective Date.

The provisions of the First Amendment to the Plans are hereby effective as of January 1, 2009 and with respect to items 1 through 14 shall apply with respect to the death of any Participant that occurs on or after January 1, 2009.

IN WITNESS WHEREOF, MARSH & MCLENNAN COMPANIES, INC. has caused this First Amendment to the Marsh & McLennan Companies Benefit Equalization Plan and the Marsh & McLennan Companies Supplemental Retirement Plan to be executed this 23rd day of December, 2010 by its authorized officer.

MARSH & MCLENNAN COMPANIES, INC.

By:	/s/ Leon J. Lichter
Leon J. Lichter
Vice President, Corporate Human Resources
Marsh & McLennan Companies, Inc.

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